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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 4, 2002



                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           TEXAS                        0-8493                  74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


          2707 NORTH LOOP WEST
             HOUSTON, TEXAS                                     77008
(Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700



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Item 5.     OTHER EVENTS.

On October 4, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company to Move to New York Stock Exchange.

Item 7.     EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED OCTOBER 4, 2002, TITLED STEWART & STEVENSON SERVICES TO MOVE TO NEW YORK STOCK EXCHANGE.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              STEWART & STEVENSON SERVICES, INC.




Date:  October 4, 2002        By: /s/ John B. Simmons
                                      Name:  John B. Simmons
                                      Title: Vice President and Chief Financial
                                             Officer

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EXHIBIT INDEX

99.1 Company Press Release dated October 4, 2002, titled Stewart & Stevenson Services To Move To New York Stock Exchange.